UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 3, 2014

Date of Report (Date of earliest event reported)

BIO-SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-147917	90-0557171
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

40 Easthampton B, West Palm Beach, FL, 33417

(Address of Principal Executive Offices) (Zip Code)

(888) 987-6315

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)	Former independent accountants.

(i)	On October 3, 2014, Bio-Solutions Corp. (“Registrant”) notified Anton & Chia, LLP (ANC) the Registrant’s independent registered public accounting firm, that it was being dismissed.

(ii)

The report of ANC on the consolidated financial statements of the Registrant as of and for the year ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

(iii)	The decision to discontinue the audit services of ANC was approved by our Board of Directors.

(iv)

During the fiscal year ended December 31, 2013 and through October 6, 2014, there has been no disagreement with ANC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of ANC, would have caused ANC to make reference to the subject matter of the disagreement in its report. There have been no reportable events as provided in Item 304 (a)(1)(v) of Regulation S-K up to and including the dismissal of ANC except for the material weakness in its system of internal controls over financial reporting which ANC advised the Company existed. The controls designed were adequate for financial disclosures required for the preparation of the Company Form 10-Q and 10-K filings; however due to lack of resources in the Company’s accounting department the controls were not operating effectively. The Company’s board of directors discussed this issue with ANC. ANC has been fully authorized by the Company to answer all inquiries of ANC concerning the controls that were not operating effectively. There are no limitations placed on ANC or ANC concerning the inquiry of any matter related to the Company’s financial reporting.

(v)

We have provided ANC with a copy of this disclosure and have requested that ANC furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from ANC, dated October 6, 2014 is filed as Exhibit 16.1 to this Form 8-K.

(b)	New independent accountants.

(i)

On October 3, 2014, we retained Messineo & Co, CPAs, LLC (MCO) as our new independent registered public accounting firm to audit Registrant’s financial statements for the Quarter ended September 30, 2014 and the fiscal year ending December 31, 2014. The appointment was approved by our Board of Directors.

(ii)

During the Company’s two most recent fiscal years and any subsequent interim period preceding such engagement, we have not previously consulted with MCO on the application of accounting principles to a specified transaction, or on the type of audit opinion that might be rendered on our financial statements, or any other matter that was the subject of a disagreement between the Company and MCO or was a reportable event. In addition, the Company did not consult with MCO regarding the material weakness of the Company’s internal control over financial reporting prior to engaging MCO.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

16.1	Letter from Anton & Chia, LLP, dated October 6, 2014.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-SOLUTIONS CORP.

Date: October 7, 2014	By	/s/ Murray Fleming
Murray Fleming
Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Anton & Chia, LLP, dated October 6,2014

4